UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   November 10, 2009

COLORADO INTERSTATE GAS COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-4874	84-0173305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 10, 2009, Rosa P. Jackson was appointed our principal accounting officer. Ms. Jackson, age 56, has served as our Vice President and Controller since October 2009.  Ms. Jackson served as director of El Paso Corporation’s Finance Center of Excellence from October 2008 to September 2009.  She was director of accounting for Tennessee Gas Pipeline from February 2007 to September 2008.  From January 2006 to December 2006, Ms. Jackson served as director of El Paso’s marketing group.  From October 2002 to January 2006, she served as director of accounting for El Paso’s midstream business group.  Ms. Jackson has held various positions at El Paso Corporation since 1987.

Ms. Jackson replaces John R. Sult as principal accounting officer. Mr. Sult remains our Senior Vice President and Chief Financial Officer.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY

	By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: November 12, 2009